Schedule 14A
                                 (Rule 14a-101)
                     INFORMATION REQUIRED IN PROXY STATEMENT
                            SCHEDULE 14A INFORMATION

           Proxy Statement Pursuant to Section 14(a) of the Securities
                    Exchange Act of 1934 (Amendment No. |_|)

    Filed by the registrant |X|
    Filed by a party other than the registrant |_|
    Check the appropriate box:
    |X|   Preliminary proxy statement
    |_|   Confidential, for Use of the Commission Only
          (as permitted by Rule 14a-6(e)(2))
    |_|   Definitive proxy statement
    |_|   Definitive additional materials
    |_|   Soliciting material pursuant to Rule 14a-11(c) or Rule 14a-12

                            Suprema Specialties, Inc.
                (Name of Registrant as Specified in Its Charter)


    (Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)

Payment of filing fee (Check the appropriate box):
    |X|   No fee required
    |_| Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.
          (1)   Title of each class of securities to which transaction applies:

          (2)   Aggregate number of securities to which transaction applies:

          (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

          (4)   Proposed maximum aggregate value of transaction:

          (5)   Total fee paid:

     |_|  Fee paid previously with preliminary materials.

     |_| Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.
          (1)   Amount previously paid:

          (2)   Form, Schedule or Registration Statement No.:

          (3)   Filing Party:

          (4)   Date Filed:

                                PRELIMINARY COPY



                            SUPREMA SPECIALTIES, INC.
                              510 East 35th Street
                           Paterson, New Jersey 07543


                                                                   April 2, 2001


Dear Fellow Shareholders:

     You are cordially invited to attend the Special Meeting of Shareholders which will be held on Wednesday, May 2, 2001 at 9:30 A.M. at the offices of Blank Rome Tenzer Greenblatt, LLP, located at 405 Lexington Avenue, 14th Floor, New York, New York 10174.

     The Notice of Special Meeting and Proxy Statement which follow describe the business to be conducted at the meeting.

     Whether or not you plan to attend the meeting in person, it is important that your shares be represented and voted. After reading the enclosed Notice of Special Meeting of Shareholders and Proxy Statement, I urge you to complete, sign, date and return your proxy card in the envelope provided. If the address on the accompanying material is incorrect, please advise our Transfer Agent, Continental Stock Transfer & Trust Company, in writing, at 2 Broadway, New York, New York 10004.

     The Special Meeting will be held solely to tabulate the votes cast and report on the results of voting on those matters listed in the accompanying Proxy Statement. No presentations or other business matters are planned for the meeting.

     Your vote is very important, and we will appreciate a prompt return of your signed proxy card. We hope to see you at the meeting.

                                            Cordially,

                                            Mark Cocchiola
                                            Chairman of the Board, Chief
                                            Executive Officer and President

                                PRELIMINARY COPY

                            SUPREMA SPECIALTIES, INC.
                              510 East 35th Street
                           Paterson, New Jersey 07543
                              --------------------
                    NOTICE OF SPECIAL MEETING OF SHAREHOLDERS
                             TO BE HELD MAY 2, 2001
                              --------------------



To the Shareholders of SUPREMA SPECIALTIES, INC.

     NOTICE IS HEREBY GIVEN that a Special Meeting of Shareholders of Suprema Specialties, Inc. (the "Company") will be held on Wednesday, May 2, 2001, at 9:30 A.M. at the offices of Blank Rome Tenzer Greenblatt LLP, 405 Lexington Avenue, 14th floor, New York, New York 10174 for the following purposes:

     1. To consider and vote on a proposal to approve an amendment to the Company's Certificate of Incorporation to increase the authorized common stock from 10,000,000 to 50,000,000 shares; and

     2. To transact such other business as may properly come before the meeting or any adjournment or adjournments thereof.

     Only shareholders of record at the close of business on March 30, 2001 are entitled to notice of and to vote at the Special Meeting or any adjournments thereof.

     The Special Meeting will be held solely to tabulate the votes cast and report on the results of voting on those matters listed in the accompanying Proxy Statement. No presentations or other business matters are planned for the meeting.

                                            By Order of the Board of Directors,

                                            Mark Cocchiola
                                            Chairman of the Board,
                                            Chief Executive Officer and
                                            President
April 2, 2001


IF YOU DO NOT EXPECT TO BE PRESENT AT THE MEETING:

PLEASE FILL IN, DATE, SIGN AND RETURN THE ENCLOSED PROXY CARD IN THE ENVELOPE PROVIDED FOR THAT PURPOSE, WHICH REQUIRES NO POSTAGE IF MAILED IN THE UNITED STATES. THE PROXY MAY BE REVOKED AT ANY TIME PRIOR TO EXERCISE, AND IF YOU ARE PRESENT AT THE MEETING YOU MAY, IF YOU WISH, REVOKE YOUR PROXY AT THAT TIME AND EXERCISE THE RIGHT TO VOTE YOUR SHARES PERSONALLY.

                                PRELIMINARY PROXY

                                 PROXY STATEMENT

                            SUPREMA SPECIALTIES, INC.

                         SPECIAL MEETING OF SHAREHOLDERS
                             TO BE HELD MAY 2, 2001


     This proxy statement is furnished in connection with the solicitation of proxies by the Board of Directors of SUPREMA SPECIALTIES, INC. (the "Company") for use at the Special Meeting of Shareholders to be held on May 2, 2001, including any adjournment or adjournments thereof (the "Special Meeting"), for the purposes set forth in the accompanying Notice of Meeting.

     Management   intends  to  mail  the  definitive  proxy  statement  and  the accompanying form of proxy to shareholders on or about April 3 , 2001.

     Proxies in the accompanying form, duly executed and returned to the Company and not revoked, will be voted at the Special Meeting. Any proxy given pursuant to such solicitation may be revoked by the shareholder at any time prior to the voting of the proxy by a subsequently dated proxy, by written notification to the Secretary of the Company, or by personally withdrawing the proxy at the Special Meeting and voting in person.

     The address and telephone number of the principal executive offices of the Company are:

                          510 East 35th Street
                          Paterson, New Jersey  07543
                          Telephone No.: (973) 684-2900


                       OUTSTANDING STOCK AND VOTING RIGHTS


     Only shareholders of record at the close of business on March 30, 2001 (the "Record Date") are entitled to notice of, and to vote at, the Special Meeting. As of the Record Date, there were issued and outstanding 5,652,193 shares of the Company's Common Stock, par value $.01 per share (the "Common Stock"), the Company's only class of voting securities. Each share entitles the holder to one vote on each matter submitted to a vote at the Special Meeting. Cumulative voting is not permitted.

                                VOTING PROCEDURES


     Approval of the Amendment to the Company's Certificate of Incorporation to increase its authorized Common Stock requires the affirmative vote of a majority of the issued and outstanding shares of Common Stock as of the Record Date Any other matters presented at the Special Meeting will be decided by a majority of the votes cast by the holders of shares of Common Stock present in person or represented by proxy at the Special Meeting, provided a quorum exists. Votes will be counted and certified by an Inspector of Election who is expected to be an employee of Continental Stock Transfer & Trust Company, the transfer agent for the Common Stock. A quorum will exist at the Special Meeting if at least a majority of the outstanding shares of Common Stock as of the Record Date are present in person or represented by proxy. Based upon the Company's understanding of the requirements of the laws of the State of New York and the Company's Certificate of Incorporation and By-laws, "votes cast" at a meeting of shareholders by the holders of shares entitled to vote are determinative of the outcome of the matter to be voted on; failures to vote, broker non-votes and abstentions will not be considered "votes cast." However, because of the need to obtain the affirmative vote of the majority of the outstanding shares of Common Stock, failures to vote, broker non-votes and abstentions will have the same practical effect as a vote against the proposal to amend the Company's Certificate of Incorporation to increase the authorized shares of Common Stock.

     The enclosed proxies will be voted in accordance with the instructions thereon. Unless otherwise stated, all shares represented by such proxies will be voted as instructed. Proxies may be revoked as noted above.

                          VOTING SECURITY OWNERSHIP OF
                    CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

     The following table sets forth certain information as of the Record Date, based on information obtained from the persons named below, with respect to the beneficial ownership of shares of Common Stock by (i) each person known by the Company to be the beneficial owner of more than five percent of the outstanding shares of Common Stock, (ii) each of the executive officers of the Company whose salary exceeded $100,000 for the fiscal year ended June 30, 2000, (iii) each of the Company's directors and (iv) all executive officers and directors of the Company as a group:

Name and Address of                                        Amount and Nature of       Percentage of Outstanding
Beneficial Owner (1)        Position with the Company    Beneficial Ownership (2)         Shares Owned (3)
--------------------        -------------------------    ------------------------     -------------------------
   Mark Cocchiola            Chairman of the Board,             900,635(4)                      15.0%
                             Chief Executive Officer
                                  and President
   Paul Lauriero            Executive Vice President            575,619(5)                       9.6
                                  and Director
  Marco Cocchiola                   Director                     88,412(6)                       1.6
  Steve Venechanos           Chief Financial Officer            111,333(7)                       1.9
                                  and Secretary
    Thomas Egan               Senior Vice President              73,333(7)                       1.3
  Anthony Distinti               Vice President                   6,666(7)                        *
 Dr. Rudolph Acosta                 Director                      4,667(7)(8)                     *
    Paul DeSocio                    Director                      1,667(7)
 Barry S. Rutcofsky                 Director                        --                           --
      FMR Corp                          -                       506,100(9)                       9.0
All executive officers                                        1,762,332(10)                     26.6
and directors as a group (nine persons)

---------------
*    Less than one percent.

(1) Unless otherwise noted, the address of each beneficial owner is in care of the Company.

(2) Unless otherwise noted, the Company believes that all persons referred to in the table have sole voting and investment power with respect to all shares of Common Stock reflected as beneficially owned by them.

(3) Calculated based on 5,652,193 shares of Common Stock outstanding at the Record Date. The applicable percentage is based on options to purchase Common Stock which are currently exercisable or become exercisable within 60 days of such date.

 (4) Includes (i) 375,000 shares that may be purchased upon exercise of exercisable options owned by Mr. Cocchiola, (ii) 8,333 shares that may be purchased upon exercise of exercisable options owned by Mr. Cocchiola's wife and (iii) 2,000 shares held of record by Mr. Cocchiola's wife.

 (5) Includes (i) 355,000 shares that may be purchased upon exercise of exercisable options owned by Mr. Lauriero, (ii) 22,539 shares held of record by Mr. Lauriero's wife, and (iii) 45,079 shares held of record by Mr. Lauriero's children.

 (6) Includes 53,333 shares that may be purchased upon exercise of exercisable options.

 (7) Represents shares that may be purchased upon exercise of exercisable options.

 (8) Does not include 800 shares owned by Dr. Acosta's children, with respect to which Dr. Acosta disclaims any beneficial interest.

 (9) The address of FMR Corp. is 82 Devonshire Street, Boston, MA 02109. According to information provided to the Company by FMR Corp., Fidelity Management and Research Company, 82 Devonshire Street, Boston, MA 02109, a wholly-owned subsidiary of FMR Corp. and an investment adviser registered under Section 203 of the Investment Advisers Act of 1940, may also be deemed the beneficial owner of the 506,100 shares as a result of acting as an investment adviser to various investment companies registered under
     Section 8 of the Investment Company Act of 1940.

(10) Includes 1,019,332 shares issuable upon exercise of options beneficially owned by the Company's executive officers and directors.

                                   PROPOSAL I

                    AMENDMENT TO CERTIFICATE OF INCORPORATION
                            TO EFFECT AN INCREASE IN
                        AUTHORIZED SHARES OF COMMON STOCK


     The Company's Certificate of Incorporation currently provides for authorized capital consisting of 10,000,000 shares of Common Stock, $.01 par value and 2,500,000 shares of Preferred Stock, $.01 par value. At the Special Meeting, the shareholders will be asked to vote upon an amendment to the Certificate of Incorporation of the Company (the "Proposed Amendment") to increase the number of authorized shares of Common Stock, $.01 par value per share, from 10,000,000 to 50,000,000 shares. The number of shares of authorized Preferred Stock will remain unchanged. Approval of this amendment requires the affirmative vote of the holders of a majority of the shares of Common Stock of the Company that are issued and outstanding as of the Record Date. The Proposed Amendment would amend Article 4 of the Company's Certificate of Incorporation. The Proposed Amendment is set forth in full as Exhibit A to this Proxy Statement.

     The Board of Directors considers the Proposed Amendment advisable in order to provide flexibility for future capital requirements. The development of the Company to date has been financed in part through the issuance of its Common Stock or securities convertible into Common Stock and the Board of Directors believes that it would be beneficial to the Company to be in a position to make additional issuances of such Common Stock or convertible securities if circumstances warrant such issuances. Of the 10,000,000 shares of Common Stock currently authorized, 5,652,193 have been issued and approximately 2,000,000 shares have been reserved for issuance upon exercise of outstanding options and warrants. Approval by the shareholders of the Proposed Amendment at the Special Meeting will avoid the possible need to call and hold a special meeting for that purpose at a later date on an accelerated timetable. The Board of Directors is empowered to authorize the issuance of the additional shares of Common Stock at such time or times, to such persons and for such consideration as the Board deems appropriate, without further shareholder action. Although such additional shares could be used to dilute the share ownership of persons seeking to obtain control of the Company, approval of the Proposed Amendment is not being sought for that purpose.

     None of the Company's Common Stock has any pre-emptive rights.

Recommendation

     The Board of Directors believes that the Proposed Amendment is in the best interest of the Company and recommends a vote "FOR" the Proposed Amendment.

                                OTHER INFORMATION


     Proxies for the Special Meeting will be solicited by mail and through brokerage institutions and all expenses involved, including printing and postage, will be paid by the Company.

     The Board of Directors is aware of no other matters, except for those incident to the conduct of the Special Meeting, that are to be presented to shareholders for formal action at the Special Meeting. If, however, any other matters properly come before the Special Meeting or any adjournments thereof, it is the intention of the persons named in the proxy to vote the proxy in accordance with their judgment.

                                            By order of the Board of Directors,


                                            Mark Cocchiola
                                            Chairman of the Board, Chief
                                            Executive Officer and President

April 2, 2001

                                                                       EXHIBIT A

                            FORM OF AMENDMENT OF THE
                          CERTIFICATE OF INCORPORATION
                      TO INCREASE THE AUTHORIZED SHARES OF
                  CAPITAL STOCK, TO 52,500,000 SHARES, OF WHICH
                   50,000,000 SHARES WILL BE COMMON STOCK AND
                    2,500,000 SHARES WILL BE PREFERRED STOCK


     The undersigned, being the President of Suprema Specialties, Inc. (the "Corporation"), hereby certifies:

     1. The name of the Corporation is Suprema Specialties, Inc.

     2. The certificate of incorporation was filed by the Department of State on August 1, 1983.

     3. Article 4 of the certificate of incorporation, which refers to the authorized shares of the Corporation, is hereby amended to increase the aggregate number of shares of Common Stock which the corporation shall have authority to issue from 10,000,000 shares of common stock, par value $.01 each, and 2,500,000 shares of preferred stock, par value $.01 each, to 50,000,000 shares of common stock, par value $.01 each, and 2,500,000 shares of preferred stock, par value $.01 each.

     4. To effectuate the foregoing, the first paragraph of Article 4 of the certificate of incorporation, which refers to the authorized shares of the Corporation, is hereby amended in its entirety to read as follows:

     "4. The aggregate number of shares which the Corporation shall have the authority to issue is fifty two million five hundred thousand (52,500,000) shares, par value $.01 each, of which fifty million (50,000,000) shares are classified as Common Stock and two million five hundred thousand shares are classified as Preferred Stock."

     4. The foregoing amendment of the Certificate of Incorporation was authorized by the unanimous vote of the Board of Directors, followed by the vote of the holders of a majority of the outstanding shares entitled to vote thereon at a meeting of the shareholders.

                                PRELIMINARY COPY


                            SUPREMA SPECIALTIES, INC.
                              510 East 35th Street
                           Paterson, New Jersey 07543

        PROXY FOR SPECIAL MEETING OF SHAREHOLDERS TO BE HELD MAY 2, 2001
           THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS


     The undersigned hereby appoints MARK COCCHIOLA and PAUL LAURIERO and each of them, Proxies, with full power of substitution in each of them, in the name, place and stead of the undersigned, to vote at the Special Meeting of Shareholders of Suprema Specialties, Inc. (the "Company") on Wednesday, May 2, 2000, at the offices of Blank Rome Tenzer Greenblatt LLP, 405 Lexington Avenue, 14th floor, New York, New York 10174 or at any adjournment or adjournments thereof, according to the number of votes that the undersigned would be entitled to vote if personally present, upon the following matters:

1. Amendment of Certificate of Incorporation to increase the authorized common stock to 50,000,000 shares.

      |_|  FOR                     |_|  AGAINST                  |_|  ABSTAIN


2. In their discretion, the Proxies are authorized to vote upon such other business as may properly come before the meeting.



--------------------------------------------------------------------------------
                                    (Continued and to be signed on reverse side)

THIS PROXY WILL BE VOTED IN ACCORDANCE WITH THE INSTRUCTIONS GIVEN ABOVE. IF NO INSTRUCTIONS ARE GIVEN, THIS PROXY WILL BE VOTED FOR THE PROPOSALS LISTED ABOVE.


DATED: _______________________, 2001

                                        Please  sign  exactly  as  name  appears
                                        hereon.  When  shares  are held by joint
                                        tenants,  both should sign. When signing
                                        as  attorney,  executor,  administrator,
                                        trustee or  guardian,  please  give full
                                        title as such. If a corporation,  please
                                        sign in full corporate name by President
                                        or  other  authorized   officer.   If  a
                                        partnership, please sign in partnership name by authorized person.


                                        ----------------------------------------
                                                        Signature


                                        ----------------------------------------
                                                Signature if held jointly


Please mark, sign, date and return this proxy card using the enclosed envelope.